EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into the Company's previously filed registration statements on Form S-3 (File No.'s 333-44367 and 333-95333) and Form S-8 (File No.'s 33-95194, 33-95192, and 33-98688)




                                                        /s/ Arthur Andersen LLP
                                                        ------------------------
                                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 24, 2000